UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2007

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 769-3749
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.           Compensatory Arrangements of Certain Officers

        On July 23, 2007, we adopted an amendment to the 2004 National Coal Corp. Option Plan, pursuant to the approval of the amendment by our shareholders at the 2007 annual meeting of shareholders held on July 23, 2007. The amendment was adopted by our Board of Directors on June 5, 2007. The amendment increases the number of shares of common stock available for issuance under the 2004 Option Plan from 2,750,000 shares to 4,450,000 shares.

        A copy of the Amended and Restated 2004 National Coal Corp. Option Plan, which reflects the amendment approved by the shareholders at the annual meeting of shareholders, is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.           Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated 2004 National Coal Corp. Option Plan.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.
Date: July 27, 2007	By: /s/ T. Michael Love —————————————— T. Michael Love Chief Financial Officer

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